----------------------------------------------------------

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INVESTMENT ADVISER AND MANAGER
Cardinal Management Corp.
155 East Broad Street
Columbus, Ohio 43215

DISTRIBUTOR
The Ohio Company
155 East Broad Street
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                            ------------------------

This report has been prepared for the information of shareholders of Cardinal Balanced Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

---------------------------------------------------------
----------------------------------------------------------

----------------------------------------------------------

---------------------------------------------------------

                                    CARDINAL
                                    BALANCED
                                      FUND
                           -------------------------
                                 ANNUAL REPORT
                           -------------------------

                               SEPTEMBER 30, 1995

                                   (LOGO)*()

---------------------------------------------------------
----------------------------------------------------------

DEAR CARDINAL SHAREHOLDER:

--------------------------------------------------------------------------------

Thank you for your confidence and investment in the Cardinal Family of Funds. We appreciate your support and extend a special welcome to all new shareholders. We are pleased to provide you with our Annual Report for the fiscal year ended September 30, 1995.

Over the past decade, the mutual fund industry has experienced an unprecedented level of growth. Between 1984 and 1995, the number of mutual fund shareholders has increased from approximately 20 million to over 75 million. At The Ohio Company, we believe that this phenomenal growth rate is attributable to the special benefits that mutual funds provide, in particular professional management. A team of professional managers gives every investor access to full-time experts who evaluate economic trends, monitor the markets and select individual securities.

What distinguishes our professional portfolio management team? Talent and experience. The investment professionals responsible for managing the Cardinal Family of Funds possess, on average, more than seventeen years of investment experience. Collectively, our team of portfolio managers have guided assets through bull markets, bear markets and uncertain markets. While each has a specialized role, our team works together toward one primary goal: To attain superior investment results according to each fund's investment objective.

We remain committed to providing you with outstanding investment performance and top quality shareholder services. We look forward to meeting your investment needs in the years to come and welcome your comments and suggestions.

Sincerely,

       H. Keith Allen             Frank W. Siegel, CFA
       Chairman                       President

--------------------------------------------------------------------------------

On behalf of the Cardinal Balanced Fund Trustees and Officers, we are pleased to present our September 30, 1995 Annual Report which contains financial statements, including the portfolio of investments.

Despite a somewhat shaky start, the fiscal year ended September 30, 1995, witnessed a stunning advance for both the stock and bond markets. This has certainly been a positive environment for Cardinal Balanced Fund and we are happy to report favorable results to you. Our rate of return on net asset value for the year ended September 30, 1995 was 20.8% which compares favorably with the 19% average returned by balanced funds tracked by Lipper Analytical Services, Inc.

The rally in the bond market that began in December of 1994 has continued throughout 1995, spurred on by the receding threat of inflation as the pace of economic activity has slowed. The swiftness and magnitude of the decline in interest rates has exceeded nearly everyone's expectations, but then so has the degree to which the economy has slowed. Sensing that such a scenario might be unfolding, we moved through the late spring and summer to enhance our income generating capabilities and found some interesting opportunities in the preferred stock sector. New positions complemented nicely our senior fixed-income holdings and allowed us to continue to push our quarterly dividend payout higher as the year progressed.

The decline in interest rates coupled with strong corporate earnings propelled the stock market to new record highs. However, the slowing in economic activity makes the earnings outlook going forward much less certain. As a result, we have continued to lighten our exposure to cyclical and economically sensitive issues. At September 30th, our equity holdings remain in something of a transitory state as we try to sort out which way the economy is headed as we approach 1996. We continue to look for interesting opportunities to capture attractive yields which will allow us to increase our dividend.

As always, we appreciate the trust and confidence you have expressed in us by your investment in Cardinal Balanced Fund and we will continue to work hard on your behalf in the year ahead.

          H. Keith Allen
          Chairman

As portfolio manager for Cardinal Balanced Fund, Barry McMahon is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. McMahon has 8 years of investment management experience and has been the portfolio manager for Cardinal Balanced Fund since its inception in 1993.
                                         Frank W. Siegel Barry McMahon
                                         President       Vice President

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
RETURN ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

The Balanced Index represents the sum of 30% of the S&P 500 Index, 50% of the Lehman Bros. Government Bond Index and 20% of the U.S. Treasury Bill Return, all of which are considered to be broad based market indices for the purpose of this presentation. The value of the Cardinal Balanced Fund investment includes the relevant fund expenses and sales load, whereas, the value of the investment in the Balanced Index does not. Past performance is not predictive of future performance.

      Measurement Period         Balanced In-    Cardinal Bal-
    (Fiscal Year Covered)             dex         anced Fund
30-Jun-93                                10000            9550
30-Sep-93                                10207            9684
30-Sep-94                                10313            9720
30-Sep-95                                12073           11741

                                                              AVERAGE ANNUAL TOTAL RETURN*
                                                            FOR THE PERIODS ENDING SEPTEMBER
                                                                        30, 1995:
                                                           -----------------------------------
                                                              ONE YEAR              SINCE
                                                               RETURN          JUNE 24, 1993**
                                                           --------------      ---------------
     Cardinal Balanced Fund.............................       15.36%                7.39%
                                                           ===============     ===============

 * Return includes all relevant fund expenses and sales load.

** Commencement of operations.

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                                                FACE/            MARKET
                                                                                               SHARES             VALUE
                                                                                              ---------        -----------
  COMMON STOCK 44.23%
    America West Airlines Class B*......................................................         12,000              $ 186
    American Express Company............................................................          8,000                355
    American Health Properties..........................................................         10,000                216
    Arco Chemical Company...............................................................          7,500                366
    Banc One Corporation................................................................          8,000                292
    Cinergy Corporation.................................................................         10,000                279
    Commerce Bancshares Incorporated....................................................          5,250                207
    Dow Chemical Company................................................................          4,500                335
    Excel Industries Incorporated.......................................................         15,000                210
    Forest Laboratories*................................................................          3,000                133
    GTE Corporation.....................................................................          7,500                294
    Glendale Federal Savings Bank*......................................................          5,000                 82
    IntelCom Group Incorporated*........................................................         15,000                191
    Mellon Bank Corporation.............................................................          7,500                335
    Monsanto Company....................................................................          3,500                353
    Mutual Risk Management..............................................................          5,000                197
    National Semiconductor Company*.....................................................          5,000                138
    J.C. Penney Company Incorporated....................................................          6,000                298
    Progress Software Corporation*......................................................          4,000                268
    Reliastar Financial Corporation.....................................................          1,000                 41
    Southern Indiana Gas and Electric...................................................          6,000                202
    Structural Dynamics Research*.......................................................         15,000                278
    Tribune Company.....................................................................          5,000                332
    Trinova Corporation.................................................................          6,000                202
    Universal Foods Corporation.........................................................          4,000                139
    U.S. Healthcare Incorporated........................................................          5,000                177
    Viewlogic Systems Incorporated*.....................................................          4,000                 56
    Willamette Industries Incorporated..................................................          4,000                267
                                                                                                               -----------
      TOTAL COMMON STOCK (COST $4,982,002)..............................................                             6,429
                                                                                                               -----------
  CONVERTIBLE PREFERRED STOCK 3.24%
    California Federal Bank.............................................................          6,000                145
    Ford Motor Company, 8.40%, Series A.................................................          1,500                154
    Glendale Federal, 8.75%, Series E...................................................          4,000                172
                                                                                                               -----------
      TOTAL CONVERTIBLE PREFERRED STOCK (COST $471,349).................................                               471
                                                                                                               -----------
  PREFERRED STOCK 5.95%
    American General Capital, 8.45%.....................................................          7,500                189
    American Health Psychiatric Group Preferred.........................................          8,250                134
    Chase Manhattan Corporation, 8.40%, Cumulative Series M.............................          7,500                193
    Enron Capital Resources, 9.00%, Series A, LP........................................          6,000                157
    Utilicorp Capital, 8.875%...........................................................          7,500                192
                                                                                                               -----------
      TOTAL PREFERRED STOCK (COST $864,463).............................................                               865
                                                                                                               -----------
  *Non-income producing
                                                                                                               (continued)

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                                                FACE/            MARKET
                                                                                               SHARES             VALUE
                                                                                              ---------        -----------
  CONVERTIBLE CORPORATE BONDS 6.02%
    Ashland Oil, Inc., 6.75%, due 7-01-2014.............................................        150,000        $       147
    Beverly Enterprises, 7.625%, due 3-15-2003..........................................        100,000                 98
    Cabot Medical Co., 7.50%, due 3-01-1999.............................................        100,000                101
    Enserch Corporation, 6.375%, due 4-01-2002..........................................        150,000                147
    Federated Department Stores, 9.72%, due 2-15-2004...................................        150,000                151
    Gran Care Incorporated, 6.50%, due 1-15-2003........................................        100,000                 95
    Masco Corporation, 5.25%, due 2-15-2012.............................................        150,000                136
                                                                                                               -----------
      TOTAL CONVERTIBLE CORPORATE BONDS (COST $888,296).................................                               875
                                                                                                               -----------
  U.S. GOVERNMENT AGENCY OBLIGATIONS 8.41%
    GNMA I # 368080, 7.00%, due 11-15-2008..............................................        268,378                271
    GNMA I # 251959, 7.50%, due 6-15-2023...............................................        260,649                263
    GNMA II # 1213, 7.50%, due 6-20-2023................................................        337,135                338
    GNMA II # 1268, 8.00%, due 7-20-2023................................................        343,197                351
                                                                                                               -----------
      TOTAL U.S. GOVERNMENT AGENCIES (COST $1,268,259)..................................                             1,223
                                                                                                               -----------
  CORPORATE BONDS 14.90%
    American Airlines, Series 91A, 10.18%, due 1-02-2013................................        250,000                289
    Consumers Power Co., 7.50%, due 6-01-2002...........................................        300,000                306
    Dole Foods Inc., 7.00%, due 5-15-2003...............................................        200,000                198
    First USA Bank, Wilmington, 5.75%, due 1-15-1999....................................        300,000                293
    General Motors Acceptance Corp., 7.00%, due 9-15-2002...............................        200,000                204
    Kemper Corp., 6.875%, due 9-15-2003.................................................        250,000                246
    Pulte Homes Corp., 7.00%, due 12-15-2003............................................        150,000                143
    Tele-Communications Inc., 7.25%, due 8-01-2005......................................        250,000                244
    Time Warner, 7.25%, due 9-01-2008...................................................        250,000                243
                                                                                                               -----------
      TOTAL CORPORATE BONDS (COST $2,129,904)...........................................                             2,166
                                                                                                               -----------
  COMMERCIAL PAPER 13.76%
    Ford Motor Credit Corporation, 5.75%, due 10-02-1995................................        500,000                500
    Sears Acceptance Corporation, 5.74%, due 10-03-1995.................................        500,000                500
    General Motors Acceptance Corporation, 5.80%, due 10-04-1995........................        500,000                500
    Cigna Corporation, 5.88%, due 10-10-1995............................................        500,000                500
                                                                                                               -----------
      TOTAL COMMERCIAL PAPER (COST $1,999,839)..........................................                             2,000
                                                                                                               -----------
  REPURCHASE AGREEMENTS, FULLY COLLATERALIZED BY U.S. GOVERNMENT OBLIGATIONS 3.10%
    The Fifth Third Bank, 5.95%, dated 9-29-95, due 10-04-95............................        450,000                450
                                                                                                               -----------
      TOTAL REPURCHASE AGREEMENTS (COST $450,000).......................................                               450
                                                                                                               -----------
      TOTAL INVESTMENTS (COST $13,054,112) 99.61%.......................................                       $    14,479
                                                                                                               ===========

GNMA -- Government National Mortgage Association

Cost also represents cost for Federal income tax purposes.

See accompanying notes to financial statements.

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

ASSETS
Investments in securities, at value (cost $13,054)...............................    $ 14,479
Cash.............................................................................          42
Receivable for Fund shares sold..................................................         113
Interest receivable..............................................................          56
Dividends receivable.............................................................          16
Prepaid expenses.................................................................           7
Deferred organizational cost.....................................................          27
                                                                                     --------
          Total assets...........................................................      14,740
                                                                                     --------
LIABILITIES
Payable for investment securities purchased......................................         125
Payable for Fund shares redeemed.................................................          47
Accrued investment management, shareholder service, accounting and transfer agent
  fees (note 3)..................................................................          14
Other accrued expenses...........................................................          19
                                                                                     --------
          Total liabilities......................................................         205
                                                                                     --------
COMMITMENTS AND CONTINGENCIES (NOTE 4)
NET ASSETS -- applicable to 1,261,727 outstanding no par value shares of
  beneficial interest (unlimited number of shares authorized)....................    $ 14,535
                                                                                     ========
NET ASSET VALUE PER SHARE........................................................    $  11.52
                                                                                     ========

See accompanying notes to financial statements.

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
Dividends........................................................................    $   245
Interest.........................................................................        461
                                                                                     -------
     Total income................................................................        706
                                                                                     -------
EXPENSES:
Investment management fees (note 3)..............................................        102
Transfer agent fees and expenses (note 3)........................................         26
Shareholder service fees (note 3)................................................         32
Accounting fees (note 3).........................................................          5
                                                                                     -------
          Total affiliated expenses..............................................        165
                                                                                     -------
Custodian fees...................................................................         13
Professional fees................................................................         26
Reports to shareholders..........................................................         21
Directors' fees..................................................................          8
Registration fees................................................................         13
Other expenses...................................................................          9
Amortization of organizational cost (note 1).....................................         10
                                                                                     -------
          Total non-affiliated expenses..........................................        100
                                                                                     -------
          Total expenses.........................................................        265
                                                                                     -------
          Net investment income..................................................        441
                                                                                     -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Net realized gain from security transactions.....................................        307
Increase in unrealized gain on investments.......................................      1,810
                                                                                     -------
     Net realized gain and increase in unrealized gain on investments............      2,117
                                                                                     -------
     Net increase in net assets from operations..................................    $ 2,558
                                                                                      ======

See accompanying notes to financial statements.

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                               1995          1994
                                                                             --------      --------
FROM OPERATIONS:
Net investment income.....................................................   $    441      $    335
Net realized gain from security transactions..............................        307           158
Increase (decrease) in unrealized gain on investments.....................      1,810          (462)
                                                                             --------      --------
     Net increase in net assets from operations...........................      2,558            31
                                                                             --------      --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of net investment income ($.35 and $.23 per share,
  respectively)...........................................................       (453)         (333)
Distribution of net realized gains from security transactions ($.04 and
  $.03 per share, respectively)...........................................        (49)          (36)
                                                                             --------      --------
     Total distributions to shareholders..................................       (502)         (369)
                                                                             --------      --------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
Proceeds from sales of Fund shares........................................      1,485         5,251
Net asset value of Fund shares issued in connection with reinvestment of
  distributions to shareholders...........................................        458           335
                                                                             --------      --------
                                                                                1,943         5,586
Cost of Fund shares redeemed..............................................     (3,437)       (2,086)
                                                                             --------      --------
     Increase (decrease) in net assets derived from capital share
      transactions........................................................     (1,494)        3,500
                                                                             --------      --------
     Net increase in net assets...........................................        562         3,162
NET ASSETS -- beginning of period.........................................     13,973        10,811
                                                                             --------      --------
NET ASSETS -- end of period (undistributed net investment income of $3 and
  $15, respectively)......................................................   $ 14,535      $ 13,973
                                                                             ========      ========

See accompanying notes to financial statements.

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(1) -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cardinal Balanced Fund (the "Fund") is one of two portfolios of The Cardinal Group (the "Group"), a diversified open-end management investment company established as an Ohio Business Trust on March 23, 1993. The Group currently consists of Cardinal Aggressive Growth Fund and Cardinal Balanced Fund. Before June 24, 1993 the Fund had no operations other than those relating to organizational matters, including the issuance of 5,000 shares of beneficial interest for cash at $10.00 per share on June 4, 1993 to Cardinal Management Corp. ("CMC"), the Group's investment adviser. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation -- Investments listed or traded on a national securities exchange are valued at the last sale price or, if there has been no recent sale, at the last bid price. Investments traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price. If no quotations are available, portfolio securities are valued in good faith by the Board of Trustees to reflect their fair value.

Security Transactions and Investment Income -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes, when applicable, the pro rata amortization of premium or accretion of discount. In determining the net realized gain or loss on securities sold, the cost of the securities will be determined by the first-in, first-out (FIFO) basis. It is the Group's policy for its Custodian, or a third-party bank, to take possession of all securities pledged as collateral for repurchase agreements and monitor the market value of the collateral to ensure that it remains sufficient to cover the repurchase agreements.

Deferred Organizational Cost -- Costs incurred with the organization and registration of the Fund have been deferred and are being amortized on a straight-line basis over a 60 month period from the commencement of public offering of its shares. In the event that any of the initial shares of the Fund are redeemed by the Fund's investment adviser or any subsequent holders thereof during the 60 month amortization period, the Fund will reduce the redemption proceeds otherwise payable by any unamortized organizational costs of the Fund in the same proportion as the number of initial shares of the Fund being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

Distributions to Shareholders -- Distributions and dividends will be recorded on the record date. The Fund intends to declare income dividends quarterly and any capital gain distributions annually.

Federal Income Tax -- The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and capital gains within the required time to relieve it from all, or substantially all, Federal income taxes.

                                                                     (continued)

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(2) -- PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term obligations) during the period ended September 30, 1995 aggregated $4,318,959 and $6,447,176, respectively.

During the period ended September 30, 1995 the Fund realized on a FIFO cost basis a net capital gain of $306,446 for both book and tax purposes.

As of September 30, 1995, for both book and tax purposes, gross unrealized gains and gross unrealized losses on investment securities were $1,612,056 and $186,699, respectively; resulting in a net unrealized gain of $1,425,357.

(3) -- TRANSACTIONS WITH AFFILIATES

As investment adviser for the Fund, CMC, an affiliated company, is allowed an annual fee of 0.75% of the average daily net assets of the Fund. CMC has agreed that if the aggregate expenses of the Fund, as defined, for any fiscal year exceed the expense limitation of any state having jurisdiction over the Fund, CMC will refund to the Fund, or otherwise bear, such excess. This limitation did not affect the calculation of the management fee during the period ended September 30, 1995. CMC also serves the Fund as transfer agent and fund accountant. Under the terms of the Group's Transfer Agency and Fund Accounting Agreement, the transfer agent is entitled to receive fees based on a monthly charge per shareholder account plus out-of-pocket expenses and the fund accountant is entitled to receive fees based on a percentage of the average net assets of the Fund. For the period ended September 30, 1995 the Fund paid or accrued $25,950 and $4,697 for transfer agent and fund accounting services, respectively.

The Ohio Company ("TOC") serves the Group as distributor. TOC receives fees from the Fund for providing services under the Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays TOC a fee not to exceed, on an accrual basis, 0.25% of the average daily net assets of the Fund for payments it makes to banks, broker/dealers, including TOC, and other institutions for providing shareholder services. The Fund paid or accrued shareholder service fees of $32,534 for the period ended September 30, 1995. The Ohio Company reported to the Fund that it had received commissions after discounts to dealers from the sale of shares of the Fund of $66,772 for the period ended September 30, 1995.

(4) -- COMMITMENTS AND CONTINGENCIES

The Fund has an available $2,000,000 line of credit with its custodian, Fifth Third Bank, which was unused at September 30, 1995. When used, borrowings under this arrangement are secured by portfolio securities and can be used only for short term needs of the Fund. No compensating balances are required and the arrangement bears an interest rate of 106% of the custodian's prime lending rate.
                                                                     (continued)

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(5) -- CAPITAL STOCK

At September 30, 1995, there were an unlimited number of no par value shares of capital stock and the capital amounts were as follows:

Paid in capital...............................................................    $12,716,361
Accumulated net realized gain on investments..................................        390,571
Unrealized gain on investments................................................      1,425,357
Undistributed net investment income...........................................          3,201
                                                                                  -----------
Net assets....................................................................    $14,535,490
                                                                                  ============

Transactions in capital stock were as follows:

                                                                                YEARS ENDED
                                                                               SEPTEMBER 30,
                                                                        ----------------------------
                                                                           1995             1994
                                                                        -----------      -----------
Shares sold..........................................................       140,750          519,358
Shares issued in connection with reinvestment of distributions
  to shareholders....................................................        44,785           33,364
                                                                        -----------      -----------
                                                                            185,535          552,722
Shares repurchased...................................................      (335,102)        (208,912)
                                                                        -----------      -----------
Net increase (decrease)..............................................      (149,567)         343,810
Shares outstanding:
Beginning of period..................................................     1,411,294        1,067,484
                                                                        -----------      -----------
End of period........................................................     1,261,727        1,411,294
                                                                         ==========       ==========

(6) -- SUBSEQUENT EVENT

On November 13, 1995 the Board of Trustees approved an Agreement and Plan of Reorganization and Liquidation between the Group and The Cardinal Fund Inc., Cardinal Government Securities Trust, Cardinal Tax Exempt Money Trust, and Cardinal Government Obligations Fund (collectively the "Old Funds"). The plan calls for the transfer of all assets and liabilities of each of the Old Funds to newly created series of the Group with the same basic investment objectives and restrictions. The Trustees have determined that this action is in the best interests of the shareholders of the Old Funds and the Group. Shareholders of the Old Funds must approve the transaction before any transfer can take place.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of capital stock outstanding throughout each period:

                                                                                                      PERIOD
                                                                                                     FROM JUNE
                                                                              YEARS ENDED            24, 1993*
                                                                             SEPTEMBER 30,            THROUGH
                                                                         ----------------------      SEPTEMBER
                                                                           1995          1994        30, 1993
                                                                         --------      --------      ---------
Net Asset Value, beginning............................................   $   9.90      $  10.13       $ 10.00
                                                                         --------      --------      ---------
Income from investment operations:
  Net investment income...............................................       0.34          0.23          0.02
  Net realized and unrealized gain (loss) on securities...............       1.67         (0.20)         0.12
                                                                         --------      --------      ---------
Total from investment operations......................................       2.01          0.03          0.14
                                                                         --------      --------      ---------
Less distributions:
  Dividends...........................................................      (0.35)        (0.23)        (0.01)
  Capital gain distribution...........................................      (0.04)        (0.03)            0
                                                                         --------      --------      ---------
Total distributions...................................................      (0.39)        (0.26)        (0.01)
                                                                         --------      --------      ---------
Net Asset Value, ending...............................................   $  11.52      $   9.90       $ 10.13
                                                                          =======       =======      ========
Ratios/Supplemental Data:
Total return (aggregate return for period)**..........................      20.76%         0.37%         1.40%
                                                                          =======       =======      ========
Net assets, ending (000)..............................................   $ 14,535      $ 13,973       $10,811
                                                                          =======       =======      ========
Ratio of expenses to average net assets**.............................       1.94%         2.07%         0.70%
                                                                          =======       =======      ========
Ratio of net investment income to average net assets**................       3.24%         2.44%         0.35%
                                                                          =======       =======      ========
Portfolio turnover rate...............................................      37.62%        59.09%        60.67%
                                                                          =======       =======      ========
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 *Commencement of operations

**Effective September 15, 1995, The Ohio Company began waiving payments under the Distribution and Shareholder Service Plan. Had the payments been charged, total return, the ratio of expenses to average net assets, and the ratio of net investment income to average net assets would have been 20.75%, 1.95%, and 3.23%, respectively.

See accompanying notes to financial statements.

                                       12

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Cardinal Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Cardinal Balanced Fund (the Fund), including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1995, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cardinal Balanced Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP
Columbus, Ohio
November 17, 1995

                             THE CARDINAL FUND INC.
                      CARDINAL GOVERNMENT SECURITIES TRUST
                        CARDINAL TAX EXEMPT MONEY TRUST
                      CARDINAL GOVERNMENT OBLIGATIONS FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                    155 E. Broad St.    Columbus, Ohio 43215

            New Accounts and                                     Toll-free Lines
            General Information:                                 In Ohio 800-282-9446
            (614) 464-5511                                       Outside Ohio 800-848-7734
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